                                                                    EXHIBIT 10.4

                           POWER INTEGRATIONS, INC.

                   1997 OUTSIDE DIRECTORS STOCK OPTION PLAN


    1.  ESTABLISHMENT, PURPOSE AND TERM OF PLAN.
        ---------------------------------------

        1.1 ESTABLISHMENT. The Power Integrations, Inc. 1997 Outside Directors Stock Option Plan (the "PLAN") is hereby established effective as of the effective date of the initial registration by the Company of its Stock under
Section 12 of the Exchange Act (the "EFFECTIVE DATE").

        1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Participating Company Group and its shareholders by providing an incentive to attract and retain highly qualified persons to serve as Outside Directors of the Company and by creating additional incentive for Outside Directors to promote the growth and profitability of the Participating Company Group.

        1.3 TERM OF PLAN. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed.

    2.  DEFINITIONS AND CONSTRUCTION.
        ----------------------------
        2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

             (a) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

             (b) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

             (c) "COMMITTEE" means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

             (d) "COMPANY" means Power Integrations, Inc., a California corporation, or any successor corporation thereto.

             (e) "CONSULTANT" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

             (f) "DIRECTOR" means a member of the Board or the board of directors of any other Participating Company.

             (g) "EMPLOYEE" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

             (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

             (i) "FAIR MARKET VALUE" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                (i) If, on such date, there is a public market for the Stock, the Fair Market Value of a share of Stock shall be the closing sale price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other
                                              -------------------
     source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion.

                (ii) If, on such date, there is no public market for the Stock, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse .

             (j) "OPTION" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan.

             (k) "OPTIONEE" means a person who has been granted one or more Options.

             (l) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee.

             (m) "OUTSIDE DIRECTOR" means a Director of the Company who is not an Employee.

             (n) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

             (o) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation.

             (p) "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.

             (q) "SERVICE" means the Optionee's service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company.

             (r) "STOCK" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

             (s) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

        2.2  CONSTRUCTION.  Captions and titles contained herein are for
             ------------
convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular, and use of the term "or" shall include the conjunctive as well as the disjunctive.

   3.  ADMINISTRATION. The Plan shall be administered by the Board. All
       --------------
questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

   4.   SHARES SUBJECT TO PLAN.
        ----------------------

        4.1  MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as
             ---------------------------------
provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be two hundred thousand (200,000) and shall consist of authorized but unissued shares or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option, or such repurchased shares of Stock, shall again be available for issuance under the Plan.

        4.2  ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any
             --------------------------------------------
stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan, to the "Initial Option" and "Annual Option" (as defined in Section 6.1), and to any outstanding Options, and in the exercise price of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an "Ownership Change Event" as defined in Section 8.1) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option.

    5.   ELIGIBILITY AND TYPE OF OPTIONS.
        -------------------------------

        5.1  PERSONS ELIGIBLE FOR OPTIONS. An Option shall be granted only to a
             ----------------------------
person who, at the time of grant, is an Outside Director.

        5.2  OPTIONS AUTHORIZED. Options shall be nonstatutory stock options;
             ------------------
that is, options which are not treated as incentive stock options within the meaning of Section 422(b) of the Code.

    6.  TERMS AND CONDITIONS OF OPTIONS.  Options shall be evidenced by Option
        -------------------------------
Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        6.1 AUTOMATIC GRANT OF OPTIONS. Subject to execution by an Outside Director of the appropriate Option Agreement, Options shall be granted automatically and without further action of the Board, as follows:

             (a) INITIAL OPTION. Each person who is (i) serving as an Outside Director on the Effective Date, or (ii) first elected or appointed as an Outside Director after the Effective Date shall be granted an Option to purchase fifteen thousand (15,000) shares of Stock on the Effective Date or the date of such initial election or appointment, respectively (an "INITIAL OPTION"). Notwithstanding anything herein to the contrary, an Initial Option shall not be granted to a Director of the Company who previously did not qualify as an Outside Director but subsequently becomes an Outside Director as a result of the termination of his or her status as an Employee.

             (b) ANNUAL OPTION. Each Outside Director (including any Director who previously did not qualify as an Outside Director but who subsequently becomes an Outside Director) shall be granted an Option to purchase five thousand (5,000) shares of Stock on each of his or her "Anniversary Dates", provided such person remains an Outside Director on such

Anniversary Date (an "ANNUAL OPTION"). The Anniversary Date for an Outside Director who was serving on the Board on the Effective Date shall be the date which is twelve (12) months after the Effective Date and successive anniversaries thereof. The Anniversary Date for an Outside Director who is elected or appointed to the Board after the Effective Date shall be the date which is twelve (12) months after such election or appointment and successive anniversaries thereof.

             (c) RIGHT TO DECLINE OPTION. Notwithstanding the foregoing, any person may elect not to receive an Option by delivering written notice of such election to the Board no later than the day prior to the date such Option would otherwise be granted. A person so declining an Option shall receive no payment or other consideration in lieu of such declined Option. A person who has declined an Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Option would be granted pursuant to Section 6.1(a) or (b), as the case may be.


        6.2 EXERCISE PRICE. The exercise price per share of Stock subject to an Option shall be the Fair Market Value of a share of Stock on the date the Option is granted.

        6.3 EXERCISE PERIOD. Each Option shall terminate and cease to be exercisable on the date ten (10) years after the date of grant of the Option unless earlier terminated pursuant to the terms of the Plan or the Option Agreement.

        6.4  RIGHT TO EXERCISE OPTIONS.

             (a) INITIAL OPTIONS. Except as otherwise provided in the Plan or in the Option Agreement, an Initial Option shall (i) first become exercisable on the date which is one (1) year after the date on which the Initial Option was granted (the "INITIAL OPTION VESTING DATE"); and (ii) be exercisable on and after the Initial Option Vesting Date and prior to the termination thereof in an amount equal to the number of shares of Stock initially subject to the Initial Option multiplied by the Vested Ratio as set forth below, less the number of shares previously acquired upon exercise thereof. The Vested Ratio described in the preceding sentence shall be determined as follows:


                                                                  Vested Ratio
                                                                  ------------


     Prior to Initial Option Vesting Date                               0

     On Initial Option Vesting Date, provided the Optionee's          1/3
     Service has not terminated prior to such date

     Plus
     ----
     For each full month of the Optionee's continuous                1/36
     Service from the Initial Option Vesting Date until the
     Vested Ratio equals 1/1, an additional

             (b) ANNUAL OPTIONS. Except as otherwise provided in the Plan or in the Option Agreement, an Annual Option shall (i) first become exercisable on the date which is twenty-five (25) months after the date on which the Annual Option was granted (the "ANNUAL OPTION VESTING DATE"); and (ii) be exercisable on and after the Annual Option Vesting Date and prior to the termination thereof in an amount equal to the number of shares of Stock initially subject to the Annual Option multiplied by the Vested Ratio as set forth below, less the number of shares previously acquired upon exercise thereof. The Vested Ratio described in the preceding sentence shall be determined as follows:

                                                                  Vested Ratio
                                                                  ------------

     Prior to Annual Option Vesting Date                                0

     On Annual Option Vesting Date, provided                         1/12
     the Optionee's Service is continuous from the date of grant of the Annual Option until the Annual Option Vesting Date

     Plus
     ----
     For each full month of the Optionee's continuous                1/12
     Service from the Annual Option Vesting Date until the Vested Ratio equals 1/1, an additional

        6.5  PAYMENT OF EXERCISE PRICE.

             (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value not less than the exercise price, (iii) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "CASHLESS EXERCISE"), or (iv) by any combination thereof.

             (b) TENDER OF STOCK. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

             (c) CASHLESS EXERCISE. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

        6.6 TAX WITHHOLDING. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option or the shares acquired upon exercise thereof. Alternatively or in addition, in its sole discretion, the Company shall have the right to require the Optionee to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option or the shares acquired upon exercise thereof. The Company shall have no obligation to deliver shares of Stock until the Participating Company Group's tax withholding obligations have been satisfied.

    7.  STANDARD FORM OF OPTION AGREEMENT.
        ---------------------------------

        7.1 GENERAL. Each Option shall comply with and be subject to the terms and conditions set forth in the appropriate form of Nonstatutory Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

        7.2 AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.

    8.  CHANGE IN CONTROL.
        -----------------

        8.1  DEFINITIONS.

             (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company:

                  (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                  (ii) a merger or consolidation in which the Company is a party;

                  (iii) the sale, exchange, or change in all or substantially all of the assets of the Company; or

                  (iv)   a liquidation or dissolution of the Company.

             (b) A "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the

Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

        8.2 EFFECT OF CHANGE IN CONTROL ON OPTIONS. In the event of a Change in Control, any unexercisable or unvested portion of the outstanding Options shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. The exercise or vesting of any Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. For purposes of this Section 8.2, an Option shall be deemed assumed if, following the Change in Control, the Option confers the right to purchase in accordance with its terms and conditions, for each share of Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) to which a holder of a share of Stock on the effective date of the Change in Control was entitled. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of
Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options shall not terminate.

    9.  NONTRANSFERABILITY OF OPTIONS.  During the lifetime of the Optionee,
        -----------------------------
an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

   10.  INDEMNIFICATION.  In addition to such other rights of indemnification as
        ---------------
they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

   11.  TERMINATION OR AMENDMENT OF PLAN.  The Board may terminate or amend the
        --------------------------------
Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company's shareholders, there shall be (a) no increase in the total number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), and (b) no other amendment of the Plan that would require approval of the Company's shareholders under any applicable law, regulation or rule. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option, or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is necessary to comply with any applicable law, regulation or rule.

     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Power Integrations, Inc. 1997 Outside Directors Stock Option Plan was duly adopted by the Board on _________________________, 1997.



                                        -----------------------------
                                        Secretary

                           POWER INTEGRATIONS, INC.

                      NONSTATUTORY STOCK OPTION AGREEMENT

                             FOR OUTSIDE DIRECTORS

                               (INITIAL OPTION)


          THIS NONSTATUTORY STOCK OPTION AGREEMENT FOR OUTSIDE DIRECTORS (INITIAL OPTION) (the "OPTION AGREEMENT") is made and entered into as of ______________________________, 19____, by and between Power Integrations, Inc.
and ___________________________ (the "OPTIONEE").

          The Company has granted to the Optionee an option to purchase certain shares of Stock, upon the terms and conditions set forth in this Option Agreement (the "OPTION").

          1.   DEFINITIONS AND CONSTRUCTION.
               ----------------------------

               1.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                    (a)  "DATE OF OPTION GRANT" means__________________, 19____.

                    (b) "NUMBER OF OPTION SHARES" means fifteen thousand (15,000) shares of Stock, as adjusted from time to time pursuant to Section 9.

                    (c) "EXERCISE PRICE" means $ ____________ per share of Stock, as adjusted from time to time pursuant to Section 9.

                    (d)  "INITIAL EXERCISE DATE" means the Initial Vesting Date.

                    (e) "INITIAL VESTING DATE" means the date occurring one (1) year after the Date of Option Grant.

                    (f) "VESTED RATIO" means, on any relevant date, the ratio determined as follows:


                                                                    Vested Ratio
                                                                    ------------
                    Prior to Initial Vesting Date                        0

                    On Initial Vesting Date, provided the              1/3
                    Optionee's Service has not terminated
                    prior to such date

                    Plus
                    ----

                    For each full month of the Optionee's             1/36
                    continuous Service from the Initial
                    Vesting Date until the Vested Ratio
                    equals 1/1, an additional

                    (g) "OPTION EXPIRATION DATE" means the date ten (10) years after the Date of Option Grant.

                    (h) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" shall also mean such Committee(s).

                    (i) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                    (j) "COMMITTEE" means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                    (k) "COMPANY" means Power Integrations, Inc., a California corporation, or any successor corporation thereto.

                    (l) "CONSULTANT" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

                    (m) "DIRECTOR" means a member of the Board or of the board of directors of any other Participating Company.

                    (n) "DISABILITY" means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

                    (o) "EMPLOYEE" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

                    (p) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                    (q) "FAIR MARKET VALUE" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                         (i)  If, on such date, there is a public market for the
Stock, the Fair Market Value of a share of Stock shall be the closing sale price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the
                          -------------------
Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion.

                         (ii) If, on such date, there is no public market for
the Stock, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

                    (r) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                    (s) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation.

                    (t) "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.

                    (u) "PLAN" means the Power Integrations, Inc. 1997 Outside Directors Stock Option Plan.

                    (v) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                    (w) "SERVICE" means the Optionee's service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company.

                    (x) "STOCK" means the common stock of the Company, as adjusted from time to time in accordance with Section 9.

                    (y) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

               1.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular, and the term "or" shall include the conjunctive as well as the disjunctive.

          2.   TAX STATUS OF THE OPTION.  This Option is intended to be a
               ------------------------
nonstatutory stock option and shall not be treated as an incentive stock option within the meaning of Section 422(b) of the Code.

          3.   ADMINISTRATION. All questions of interpretation concerning this
               --------------
Option Agreement shall be determined by the Board, including any duly appointed Committee of the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

          4.   EXERCISE OF THE OPTION.
               ----------------------

               4.1 RIGHT TO EXERCISE. Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the Number of Option Shares multiplied by the Vested Ratio less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

               4.2 METHOD OF EXERCISE. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased. The Option shall be deemed to be exercised upon receipt by the Company of such written notice and the aggregate Exercise Price.

               4.3  PAYMENT OF EXERCISE PRICE.

                    (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of whole shares of Stock owned by the Optionee having a Fair Market Value not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in
Section 4.3(c), or (iv) by any combination of the foregoing.

                    (b) TENDER OF STOCK. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. The Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                    (c) CASHLESS EXERCISE. A "CASHLESS EXERCISE" means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve or terminate any such program or procedure .

               4.4 TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee agrees to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, or (iii) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option.

               4.5 CERTIFICATE REGISTRATION. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

               4.6  RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF
SHARES. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

               4.7 FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

          5.   NONTRANSFERABILITY OF THE OPTION. The Option may be exercised
               --------------------------------
during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

          6.   TERMINATION OF THE OPTION. The Option shall terminate and may no
               -------------------------
longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.

          7.   EFFECT OF TERMINATION OF SERVICE.
               --------------------------------

               7.1  OPTION EXERCISABILITY.

                    (a) DISABILITY. If the Optionee's Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                    (b) DEATH. If the Optionee's Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

                    (c) OTHER TERMINATION OF SERVICE. If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within three (3) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

               7.2 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

               7.3 EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(B). Notwithstanding the foregoing, if a sale, within the applicable time periods set forth in Section 7.1, of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

          8    OWNERSHIP CHANGE AND CHANGE IN CONTROL.
               --------------------------------------

               8.1  DEFINITIONS.

                    (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company:

                         (i)   the direct or indirect sale or exchange in a
single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                         (ii)  a merger or consolidation in which the Company is
a party;

                         (iii) the sale, exchange, or transfer of all or
substantially all of the assets of the Company; or

                         (iv)  a liquidation or dissolution of the Company.

                    (b) A "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

               8.2 EFFECT OF CHANGE IN CONTROL ON OPTION. In the event of a Change in Control, any unexercised portion of the Option shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. Any exercise of the Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume the Company's rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation's stock. The Option shall terminate and cease to be outstanding effective as of the date of the Change in Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the Option immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Option shall not terminate.

          9.   ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any
               --------------------------------------------
stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded down to the nearest whole number, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option.

          10.  RIGHTS AS A SHAREHOLDER. The Optionee shall have no rights as a
               ------------------------
shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9.

          11.  LEGENDS. The Company may at any time place legends referencing
               -------
any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

          12.  BINDING EFFECT. Subject to the restrictions on transfer set forth
               --------------
herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

          13.  TERMINATION OR AMENDMENT. The Board may terminate or amend the
               ------------------------
Plan or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law, regulation or rule. No amendment or addition to this Option Agreement shall be effective unless in writing.

          14.  INTEGRATED AGREEMENT. This Option Agreement constitutes the
               --------------------
entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

          15.  APPLICABLE LAW. This Option Agreement shall be governed by the
               --------------
laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.


                                         POWER INTEGRATIONS, INC.


                                         By:_________________________________

                                         Title:______________________________


          The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.


                                         OPTIONEE


Date:_______________________________     ____________________________________

                           POWER INTEGRATIONS, INC.

                      NONSTATUTORY STOCK OPTION AGREEMENT

                             FOR OUTSIDE DIRECTORS

                                (ANNUAL OPTION)



     THIS NONSTATUTORY STOCK OPTION AGREEMENT FOR OUTSIDE DIRECTORS (INITIAL OPTION) (the "OPTION AGREEMENT") is made and entered into as of ______________________________, 19____, by and between Power Integrations, Inc.
and ___________________________ (the "OPTIONEE").

     The Company has granted to the Optionee an option to purchase certain shares of Stock, upon the terms and conditions set forth in this Option Agreement (the "OPTION").

     (1)  DEFINITIONS AND CONSTRUCTION.
          ----------------------------

          1.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

               (a)  "DATE OF OPTION GRANT" means ______________________________,
19____.

               (b) "NUMBER OF OPTION SHARES" means fifteen thousand (15,000) shares of Stock, as adjusted from time to time pursuant to Section 9.

               (c) "EXERCISE PRICE" means $ ____________ per share of Stock, as adjusted from time to time pursuant to Section 9.

               (d)  "INITIAL EXERCISE DATE" means the Initial Vesting Date.

               (e) "INITIAL VESTING DATE" means the date occurring one (1) year after the Date of Option Grant .

               (f) "VESTED RATIO" means, on any relevant date, the ratio determined as follows:

                                                                 Vested Ratio
                                                                 ------------
               Prior to Initial Vesting Date                          0

               On Initial Vesting Date, provided the               1/12
               Optionee's Service has not
               terminated prior to such date

               Plus
               ----

               For each full month of the Optionee's               1/12
               continuous Service from the Initial
               Vesting Date until the Vested Ratio
               equals 1/1, an additional

               (g) "OPTION EXPIRATION DATE" means the date ten (10) years after the Date of Option Grant.

               (h) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" shall also mean such Committee(s).

               (i) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

               (j) "COMMITTEE" means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

               (k) "COMPANY" means Power Integrations, Inc., a California corporation, or any successor corporation thereto.

               (l) "CONSULTANT" means any person, including an advisor, engaged by a Participating Company to render services other than as an Employee or a Director.

               (m) "DIRECTOR" means a member of the Board or of the board of directors of any other Participating Company.

               (n) "DISABILITY" means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

               (o) "EMPLOYEE" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

               (p) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

               (q) "FAIR MARKET VALUE" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                    (i) If, on such date, there is a public market for the Stock, the Fair Market Value of a share of Stock shall be the closing sale price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in the Wall Street Journal or such other source as the
                          -------------------
Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion.

                    (ii) If, on such date, there is no public market for the Stock, the Fair Market Value of a share of Stock shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.

               (r) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

               (s) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation.

               (t) "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.

               (u) "PLAN" means the Power Integrations, Inc. 1997 Outside Directors Stock Option Plan.

               (v) "SECURITIES ACT" means the Securities Act of 1933, as amended.

               (w) "SERVICE" means the Optionee's service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company.

               (x) "STOCK" means the common stock of the Company, as adjusted from time to time in accordance with Section 9.

               (y) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

          1.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular, and the term "or" shall include the conjunctive as well as the disjunctive.

     2.   TAX STATUS OF THE OPTION. This Option is intended to be a nonstatutory
          ------------------------
stock option and shall not be treated as an incentive stock option within the meaning of Section 422(b) of the Code.

     3.   ADMINISTRATION. All questions of interpretation concerning this Option
          --------------
Agreement shall be determined by the Board, including any duly appointed Committee of the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     4.   EXERCISE OF THE OPTION.
          ----------------------

          4.1 RIGHT TO EXERCISE. Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the Number of Option Shares multiplied by the Vested Ratio less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

          4.2 METHOD OF EXERCISE. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Participating

Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased. The Option shall be deemed to be exercised upon receipt by the Company of such written notice and the aggregate Exercise Price.

          4.3  PAYMENT OF EXERCISE PRICE.

               (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of whole shares of Stock owned by the Optionee having a Fair Market Value not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in
Section 4.3(c), or (iv) by any combination of the foregoing.

               (b) TENDER OF STOCK. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. The Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

               (c) CASHLESS EXERCISE. A "CASHLESS EXERCISE" means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve or terminate any such program or procedure.

          4.4 TAX WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee agrees to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, or (iii) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option.

          4.5 CERTIFICATE REGISTRATION. Except in the event the Exercise Price is paid by means of a Cashless Exercise, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

          4.6 RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          4.7 FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

     5.   NONTRANSFERABILITY OF THE OPTION. The Option may be exercised during
          --------------------------------
the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

     6.   TERMINATION OF THE OPTION. The Option shall terminate and may no
          -------------------------
longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.

     7.   EFFECT OF TERMINATION OF SERVICE.
          --------------------------------

          7.1  OPTION EXERCISABILITY.

               (a) DISABILITY. If the Optionee's Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

               (b) DEATH. If the Optionee's Service with the Participating Company Group is terminated because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

               (c) OTHER TERMINATION OF SERVICE. If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within three (3) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

          7.2 EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

          7.3 EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(B). Notwithstanding the foregoing, if a sale, within the applicable time periods set forth in
Section 7.1, of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

     8.   OWNERSHIP CHANGE AND CHANGE IN CONTROL.
          --------------------------------------

          8.1  DEFINITIONS.

               (a) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company:

                    (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company;

                    (ii) a merger or consolidation in which the Company is a party;

                    (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

                    (iv)   a liquidation or dissolution of the Company.

               (b) A "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "TRANSACTION") wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

          8.2 EFFECT OF CHANGE IN CONTROL ON OPTION. In the event of a Change in Control, any unexercised portion of the Option shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. Any exercise of the Option that was permissible solely by reason of this Section 8.2 shall be conditioned upon the consummation of the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume the Company's rights and obligations under the Option or substitute for the Option a substantially equivalent option for the Acquiring Corporation's stock. The Option shall terminate and cease to be outstanding effective as of the date of the Change in Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the Option immediately prior to an Ownership Change Event described in Section 8.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of
Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the Option shall not terminate.

     9.   ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any
          --------------------------------------------
stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this
Section 9 shall be rounded down to the nearest whole number, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option.

     10.  RIGHTS AS A SHAREHOLDER. The Optionee shall have no rights as a
          -----------------------
shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate for the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9.

     11.  LEGENDS. The Company may at any time place legends referencing any
          -------
applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section.

     12.  BINDING EFFECT. Subject to the restrictions on transfer set forth
          --------------
herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     13.  TERMINATION OR AMENDMENT.  The Board may terminate or amend the Plan
          ------------------------
or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law, regulation or rule. No amendment or addition to this Option Agreement shall be effective unless in writing.

     14.  INTEGRATED AGREEMENT. This Option Agreement constitutes the entire
          --------------------
understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

     15.  APPLICABLE LAW. This Option Agreement shall be governed by the laws of
          --------------
the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.


                                        POWER INTEGRATIONS, INC.



                                        By:________________________________

                                        Title:_______________________________


     The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.


                                        OPTIONEE



Date:_______________________________    ____________________________________